Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor No-Load VA

Prospectus Dated May 1, 2026

Supplement Dated September 1, 2026

At a meeting held on March 4-5, 2026, of the Board of Trustees (“Board”) of the Lincoln Variable Insurance Products Trust (the "Trust"), the Board approved an Agreement and Plan of Reorganization to merge LVIP American Century International Fund (the "Fund") with and into the LVIP MFS International Growth Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”).

The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. A meeting of shareholders to consider the Reorganization is scheduled to be held on or about October 7, 2026, and the Fund’s Reorganization is expected to be completed on or about October 9, 2026 (“Closing Date”).

As of the Closing Date, the Acquiring Fund will be added as a variable investment option to your variable annuity Policy. Unless you inform us otherwise, any instruction to purchase or exchange units in the Fund will be deemed to be an instruction to do so for the units in the Acquiring Fund. All such instructions that designate the Fund will be deemed to be an instruction for the Acquiring Fund. This includes, but is not limited to, instructions for purchase payments, partial withdrawals, and transfer instructions (including instructions under any automatic or systematic transfer option).

If your Policy remains allocated to the Fund at the time the reorganization occurs, those units will be replaced by units corresponding to the Acquiring Fund, and thereafter the value of your Policy will depend on the performance of the Acquiring Fund. The number of Acquiring Fund units you receive as a result of the reorganization will depend on the value of your units in the Fund at the time the reorganization occurs.

Prior to the Closing Date, you may change your allocation instructions and transfer any Policy value you currently have allocated to the Fund to one or more of the other variable investment option Subaccounts, or the Fixed Account, available under Appendix A: Portfolio Companies Available Under The Policy ("Appendix A"). For sixty days following the Closing Date, you may transfer assets out of the Acquiring Fund. Any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

The following are available options to transfer your Policy Values or change your investment allocations:

• Call our Service Center.	800-745-1112, ext. 87593
• Access your Policy online.	ameritas.com/sign-in
• Email a signed approved form or letter of instruction to our Service Center.	alictd@ameritas.com
• Request an approved transfer form be sent to you.	Email alictd@ameritas.com; or call 800-745-1112, ext. 87593
• You may also contact your financial professional to assist you.

As of the Closing Date, your prospectus is revised by adding the following to Appendix A:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Seeks long-term capital appreciation.	LVIP MFS International Growth Fund, Standard Class Lincoln Financial Investments Corporation / Massachusetts Financial Services Company	0.79%*	19.11%	7.09%	9.73%

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place and reflect temporary fee reductions under such an arrangement.

PF 945 09-26

Effective as of the Closing Date, your prospectus is revised by deleting all mention of the Fund.

To obtain a copy of the prospectus for the Acquiring Fund or any of the other underlying funds listed under Appendix A, please call your financial professional, or our Service Center at 800-745-1112. For the current available investment options, you may visit our website ameritas.com/investments/fund-prospectuses.

Please also see the fund prospectus for more information about the Acquiring Fund, including portfolio operating expenses for the year ended December 31, 2025.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

PF 945 09-26